Exhibit 32.02

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sbarro, Inc. (the “Company”) on Form 10-Q for the period ended June 28, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Carolyn M. Spatafora, Senior Vice President of Finance of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge:

(1)	The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2009

/s/ Carolyn M. Spatafora
Carolyn M. Spatafora
Senior Vice President of Finance
(Principal Financial and Accounting Officer)

NOTE: A signed original of this certification has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.